8. INCOME TAXES	12 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Text Block]
8. INCOME TAXES

The Company’s operations have historically been included in LRAD Corporation’s consolidated U.S. federal and state income tax returns. The income tax provision included in these financial statements has been determined as if the Company had filed separate income tax returns under its existing structure for the periods presented. The Company recorded no income tax expense in 2011 or 2010 due to losses incurred. LRAD Corporation's tax filings for 2010 included Parametric Sounds operations prior to the Spin-Off. The net operating losses (NOL’s) and research and development credits generated prior to the Spin-Off, remain with LRAD Corporation.

The Company generated federal tax net operating loss carryforwards related to expenditures incurred after September 27, 2010 including technology costs reimbursed to Syzygy Licensing and other expenses incurred after incorporation and paid after the Spin-Off. At September 30, 2011 the Company had a federal and state net operating loss carryforward of approximately $1,400,000 that will expire beginning in 2030 unless previously utilized.

The provision for income taxes consists of the following:

Years Ended September 30,	2011	2010
Current tax benefit	$-	$-
Deferred tax benefit	529,000	198,000
Change in valuation allowance	(529,000)	(198,000)
Income tax benefit (provision)	$-	$-

A reconciliation of income taxes at the federal statutory rate of 34% to the effective tax rate for the years ended September 30, 2011 and 2010 is as follows:

Years Ended September 30,	2011	2010
Income taxes benefit computed at federal statutory rate	$505,000	$314,000
Net expenses incurred prior to Spin-Off	-	(95,000)
Non-deductible Spin-Off costs	-	(76,000)
State income taxes, net of federal effect	73,000	55,000
Research tax credits	26,000	-
Permanent differences and other	(75,000)	-
Change in valuation allowance	(529,000)	(198,000)
Income tax benefit (provision)	$-	$-

Upon the Spin-Off, Parametric Sound did not benefit from any of the carryforward tax attributes from prior periods including net operating loss carryforwards. A valuation allowance has been established to offset the deferred tax assets as realization of such assets is uncertain. The components of the net deferred tax assets are as follows:

At September 30,	2011	2010
Deferred tax assets:
Net operating losses	$561,000	$84,000
Inventory reserve	382,000	502,000
Research tax credits	26,000	-
Stock-based and deferred compensation	165,000	-
Accruals and other	4,000	-
	1,138,000	586,000
Deferred tax liabilities:
Amortization, depreciation and other	91,000	68,000
	91,000	68,000
Net deferred tax assets	1,047,000	518,000
Less valuation allowance	(1,047,000)	(518,000)
Net deferred taxes after valuation allowance	$-	$-

The Company adopted FASB ASC 740-10-25, Income Taxes—Recognition (formerly FIN 48) as of the date of incorporation. As of the date of the adoption, the Company had no unrecognized tax benefits and there were no material changes during the years ended September 30, 2011 and 2010. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. Upon adoption of ASC 740-10-25, the Company did not record any interest or penalties. The Company is subject to income tax in the U.S. federal jurisdiction and the state of California. All years since the Company’s 2010 organization remain subject to examination but there are currently no ongoing exams in any taxing jurisdiction.